Exhibit 99.1

The Howard Hughes Corporation Presentation to JMP Securities Research Conference Grant Herlitz, President Andrew C. Richardson, Chief Financial Officer May 13, 2013

Disclaimer and Safe Harbor Statement The Howard Hughes Corporation (“HHC”) cautions that statements in this presentation that are forward-looking and provide other than historical information involve risks and uncertainties that may impact actual results and any future performance suggested by the forward-looking statements. The forward-looking statements in this presentation include statements relating to our anticipated financial and operating performance, our expectations regarding the real estate industry and the economy generally and our plans for development of our assets. These forward-looking statements are based on current management expectations and involve a number of risks and uncertainties, including, among other things, changes in the economic environment, particularly in the regions in which we operate, our ability to continue financing our investments in our properties, changes in our assumptions, including assumed rents, capitalization and development costs, and other changes in demand for our properties. If one or more of these or other risks materialize, actual results may vary materially from those expressed. For a more complete discussion of these and other risk factors, please see HHC’s filings with the Securities and Exchange Commission, including its annual report on Form 10-K and subsequent quarterly reports on Form 10-Q. HHC cautions not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and undertakes no obligation to update or revise any forward-looking statements, except to the extent required by applicable law. 2

The Howard Hughes Corporation “The Howard Hughes Corporation's mission is to be the preeminent developer and operator of master planned communities and mixed-use properties. We create timeless places and memorable experiences that inspire people while driving sustainable, long-term growth and value for our shareholders.” Three business segments - master planned communities, operating properties and strategic developments spanning 18 states ~ $4.0 billion market capitalization. Dallas, TX headquarters, with nearly 900 employees located throughout the U.S. Tax-free spinoff from GGP in November 2010 (NYSE: HHC); concurrently raised $250 million from Brookfield, Pershing Square, Blackstone and Fairholme 3

GGP Bankruptcy & HHC Spinoff Merged with The Rouse Company in 1996. (Seaport, Columbia, Woodlands, Bridgeland, etc.) GGP bankruptcy and subsequent spinoff of select assets as The Howard Hughes Corporation. Land encompassing Summerlin MPC acquired by Howard Hughes in the 1950s. Summerlin conducted business as The Howard Hughes Corporation. Start Here GGP acquired Rouse in 2004. (GGP assets incl. Ward, Cottonwood, Elk Grove, etc.) 4

A CORPORATION BUILT ON AN EXTRAORDINARY LEGACY WITH ASSETS COAST-TO-COAST-TO-COAST



Ward Centers
Summerlin
The Shops at Summerlin
South Street Seaport
Columbia
The Woodlands
Bridgeland

Master Planned Communities

- Bridgeland
- Maryland Communities
- Summerlin
- The Woodlands

Operating Assets - Retail

- Cottonwood Square
- Landmark Mall
- Park West
- Rio West Mall
- Riverwalk Marketplace
- South Street Seaport
- Ward Centers
- 20/25 Waterway Avenue Retail
- Waterway Garage Retail

Operating Assets - Office/Other

- 110 N. Wacker
- 1400 Woodloch Forest
- Columbia Office Properties
- Golf Courses at Summerlin and TPC Las Vegas (participation interest)
- Arizona 2 Lease
- 2201 Lake Woodlands Drive
- 4 Waterway Square Office
- 9303 New Trails Office
- The Club at Carlton Woods
- The Woodlands Parking Garages
- The Woodlands Resort and Conference Center
- Millennium Waterway Apartments
- 70 Columbia Corporate Center
- Stewart Title of Montgomery County, TX
- Woodlands Sarofim #1
- Hexalon
- Summerlin Hospital Medical Center

Strategic Developments

- One Ala Moana
- Alameda Plaza
- Allentowne
- Bridges at Mint Hill
- Century Plaza Mall
- Circle T Ranch and Power Center
- Columbia Parcel D
- Cottonwood Mall
- Elk Grove Promenade
- 80% Interest in Fashion Show Air Rights
- One Hughes Landing
- Kendall Town Center
- Lakemoor (Volo) Land
- Maui Ranch Land
- Millennium Woodlands Phase II, LLC
- Nouvelle at Natick Condominium
- Redlands Promenade
- 3 Waterway Square Office
- The Shops at Summerlin Centre
- Village at Redlands
- The Woodlands Commercial Land
- West Windsor

Howard Hughes
THE HOWARD HUGHES CORPORATION
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Investment Highlights Note (1) As of March 31, 2013. Please refer to 10-Q. (2) Company also has an indemnity from GGP to reimburse HHC for approximately $282 million of taxes associated with prior period land sales at its master planned communities. (3) Includes Pershing Square’s economic exposure to approximately 5,399,839 notional Common Shares under cash-settled total return swaps. Diverse Trophy Assets World-class trophy assets with significant upside potential Irreplaceable mixed-use, office, resort & residential portfolio Geographically diversified across the U.S. Skin in the Game CEO, President & CFO invested $19 million cash in HHC warrants Management and Directors own 30.6% of the Company3 World-Class Team Highly sophisticated & active Board of Directors Deep and seasoned management team comprised of industry leading executives from companies including Disney, Forest City, Northstar Realty Finance, Related, Taubman and Westfield Structured for Growth Low leverage – 21.7% net debt against the book value of our assets1 C-Corp. structure and $410 million of deferred tax assets enable HHC to retain capital for future reinvestment unlike REITs, which must distribute 90% of taxable income to maintain status2 6

Strong Liquidity & Cash Flow 7 Note (1)As of March 31, 2013. Of the $193 million of Debt Maturities between 2013 – 2015, $16 million is comprised of amortization payments with the remaining $177 million attributable to The Woodlands Master Credit Facility, which is currently being modified and extended. (2)NOI from the combined retail, office, resort and conference center and multi-family properties. ($ in millions) Acreage Sales Revenue Income-Producing Property NOI2 Summerlin Residential Sales Revenue Cash vs. Debt Maturities1 $201 $4 $35 $154 $- $50 $100 $150 $200 $250 Unrestricted Cash 2013 2014 2015 $1 $11 $31 $31 $28 $- $10 $20 $30 $40 2009 2010 2011 2012 Q1 2013 $49 $50 $56 $62 $15 $- $20 $40 $60 $80 2009 2010 2011 2012 Q1 2013 $100 $124 $150 $180 $45 $- $50 $100 $150 $200 2009 2010 2011 2012 Q1 2013

Corporate Highlights

- ✓ Acquired partner's interest in The Woodlands MPC for $117.5 million.
- ✓ Retired 6,083,333 Sponsor warrants which resulted in shareholders owning 10.1% more of the Company.
- ✓ Achieved all approvals to begin construction and redevelopment of Pier 17 at South Street Seaport in October 2013.
- ✓ Broke ground on 206-unit luxury condominium tower at Ala Moana Center in Honolulu: 100% sold-out.
- ✓ Developed Ward Village Shops Phase I in Honolulu & commenced development of Ward Village Shops Phase II which is 100% leased.
- ✓ Macy's and Dillard's to anchor the Shops at Summerlin, a 1.5+ million SF project in Las Vegas.
- ✓ Multi-family projects underway in Columbia, MD and The Woodlands, TX on ~700 Class A units.
- ✓ 3 Waterway, a $90+ million, 232,021 SF Class A office tower in The Woodlands – 94% preleased.
- ✓ Launched the development of Hughes Landing at Lake Woodlands, a 66-acre mixed-use project.
- ✓ Initiated the $75 million redevelopment of The Woodlands Resort & Conference Center.
- ✓ Announced the $70 million redevelopment of Riverwalk Marketplace in New Orleans into the first downtown outlet center.
- ✓ Redevelopment of original Rouse Headquarters into a mixed-use project anchored by Whole Foods in Columbia, MD.

Howard Hughes
THE HOWARD HUGHES CORPORATION
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ONE Ala Moana – HHC’s 1st Honolulu Condominium 206 exclusive luxury residences atop Ala Moana Center, one of the premier shopping destinations in the country Partnership with strong local developers 10

ONE Ala Moana Hawaii residential market challenged by supply, price increases of approximately 55% expected by 20201 100% sold-out at an average price of $1,170/SF Note (1) Projections from Hawaiian economist Paul Brewbaker. 11

Victoria Ward – 60 Ocean-Front Acres, ~$23mm NOI 12

Ward Village – Urban Master Planned Community A “village within a city” offering unique retail and exceptional residences www.avisionforWARD.com 9+ MSF of vertical entitlements – over 4,000 condominium units 13

Ward Village – Urban Master Planned Community Over 1M SF of new retail, dining, and entertainment www.avisionforWARD.com 14

Ward Village – Phase I www.avisionforWARD.com 15

Ward Village – Sales Center Repurposing iconic IBM Building into world class sales center www.avisionforWARD.com 16

Ward Village – First Floor Sales Center www.avisionforWARD.com Presales begin by year-end 2013 17

HHC has the Country’s Preeminent MPC1 Portfolio Community Location Gross Acres Community Population Remaining Saleable Acres 2012 National Ranking by Sales Bridgeland Houston, TX 11,400 6,250 4,849 15 Maryland Howard/Prince George’s County, MD 16,450 106,000 142 - Summerlin Las Vegas, NV 22,500 100,000 5,975 12 The Woodlands Houston, TX 28,400 105,000 1,443 3 Total 78,750 317,250 12,409 Note (1) Master Planned Community (“MPC”) (2) As of March 31, 2013. Please refer to 10-Q. 18

The Woodlands – World Class Master Planning 99.5% Class A Office Occupancy with high demand drivers 6 MSF of additional office, 2,000 residential units, 3+ hotels & 2 condo towers 19

The Woodlands – Latest Demand Driver: ExxonMobil Over 10,000 new direct jobs at ExxonMobil’s 385-acre campus just south of The Woodlands 20

Significant Increase in Resi Lot Pricing – New Competitive Bidding Process Residential Revenue Increase by Product ($ in thousands) 21 Lot Size $246 million aggregate revenue increase above previous forecast when the results of first two rounds of auctions are applied across remaining residential lots. $45 $60 $64 $64 $80 $80 $102 $152 $170 $98 $88 $125 $165 $230 $78 $140 $150 $165 $165 $173 $210 $- $50 $100 $150 $200 $250 45' Alley 55' 55'/60' 60' Alley 65' 65' Alley 75' 80' 90' 2012 Land Model Lot Price 1st Auction Avg. Lot Price 2nd Auction Avg. Lot Price Note If no sales price is reflected in the above graph for a particular lot size, then that product was not offered for sale in the corresponding lot auction.

The Woodlands - 3 Waterway 232,021 SF, 94% Pre-leased 22

The Woodlands - 3 Waterway Note (1) Picture as of May 2013. Average $27/SF net rent on signed leases, implied $6.3 million NOI at stabilization Approximately $50 million construction cost excluding land, implied $40 million of value creation at a 7.0% cap rate 23

The Woodlands – Millennium Phase I 393 Class A units completed in 2010, 93.1% occupancy, $4.8M NOI 24

The Woodlands – Millennium Phase II 314 Class A Units, Contributed land to JV at $75/SF ($15.5 million) 25

The Woodlands – Millennium Phase II 26

The Woodlands – Hughes Landing at Lake Woodlands 66-acre mixed-use development will include office, retail, multifamily, boutique hotel and a high-end specialty grocer 27

The Woodlands – One Hughes Landing 195,000 SF Class A Office, 35% pre-leased 28

The Woodlands – One Hughes Landing Grand Opening - September 2013 29

The Woodlands Resort & Conference Center - Today 2012 NOI - $10.5 million, a $6 million increase from 2009 30

The Woodlands Resort & Conference Center - Redeveloped $75 million redevelopment to solidify position as premier resort in Texas 31

The Woodlands Resort & Conference Center Commenced redevelopment 32

Bridgeland – Tomorrow’s Leading MPC $325+ million invested by our predecessors 15th best selling MPC in the U.S. in 2012 33

Bridgeland – Strategically Located Exxon Campus The Woodlands Bridgeland 18,471 Residential lots; 1,226 commercial acres remaining VICINITY MAP 34

Summerlin – The Sleeping Giant Awakes 5,085 Residential Acres, 890 Commercial Acres Remain 35

Summerlin – The Sleeping Giant Awakes 36 $76 $89 $86 $179 $147 $232 $260 $70 $8 $5 $11 $35 $31 $28 $- $50 $100 $150 $200 $250 $300 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 Q1 - 2013 Revenue ($ in MM) Summerlin Revenue Total Revenue Long-Run Average Revenue

Summerlin – The Sleeping Giant Awakes New home construction is back in Las Vegas 37

The Shops at Summerlin ~$150 million of infrastructure investment by our predecessor 38

The Shops at Summerlin – Master Plan Aerial Launching development of downtown 39

The Shops at Summerlin 1.5+ MSF of retail and office GLA 40

The Shops at Summerlin Announced 380,000 SF of commitments from Macy’s and Dillard’s 41

The Shops at Summerlin Development anticipated to add $100 million of value to land surrounding Shops1 Note (1) Land valuation study performed by Robert Charles Lesser & Co. 42

The Shops at Summerlin 43

Downtown Columbia 5th Wealthiest County in the United States Premier Outdoor Concert Center & 1.2 million SF Mall at Development’s Center COMMERCIAL 44

Downtown Columbia – Parcel D 380 Residential Units + Retail 45

Downtown Columbia – Parcel D Land contributed to JV for $20.3 million, $3.0 million book value Market = 677% of Book 46

Downtown Columbia – The Rouse Building Repurposing historic Frank Gehry designed building into mixed-use property anchored by Whole Foods 47

Downtown Columbia – The Rouse Building Breaking Ground on Redevelopment – May 2013 48

South Street Seaport – Today 49

South Street Seaport – Redeveloped Pier 17 – 190,000 SF of GLA Uplands – 179,000 SF of GLA 50

South Street Seaport – 9+ Million Annual Visitors Rooftop venue ideal for concerts, films and special events Lower Manhattan - Fastest growing residential market in NYC 51

South Street Seaport Dramatic space with 30 foot floor to ceiling height 52

South Street Seaport 53

South Street Seaport 54

South Street Seaport 55

Summary . Trophy Assets with substantial value creation potential . Management interests are fully aligned with shareholders demonstrated by personal financial commitment . We believe the market is not fully recognizing: . Value of Future Development . Transition from Asset-Based to a Cash Flow-Based Company . Return to Normalized Housing Market . Risk Asymmetry: Upside Options with Downside Protection World-Class Assets, Platform & Leadership 56

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Reconciliation of Net Operating Income (NOI) to Net Income (Loss) from Continuing Operations

($ in millions)

		Q1 2013	2012	2011	2010	2009
Income-Producing Operating Assets NOI - Consolidated	(a)	$ 14.3	$ 59.2	$ 51.7	$ 48.6	$ 47.3
Total other properties NOI		(1.2)	(3.3)	(4.4)	(1.6)	(2.8)
Straight line lease amortization		(0.2)	(0.7)	0.9	0.2	(0.1)
Provisions for impairment		-	-	-	(80.9)	(51.0)
Early extinguishment of debt		-	-	(11.3)	-	-
Depreciation and amortization		(6.1)	(23.3)	(20.3)	(23.5)	(26.5)
Equity in earnings from real estate affiliates - Operating Assets		2.7	3.7	3.9	(0.3)	2.2
Interest, net		(6.8)	(16.1)	(12.8)	(17.2)	(14.1)
Write-off of lease intangibles and other		(2.1)	-	-	-	-
Less: Partners' share of Operating Assets REP EBT		-	-	0.4	2.2	2.9
Operating Assets Segment REP EBT		0.6	19.5	8.2	(72.5)	(42.1)
Master Planned Communities REP EBT		23.3	91.9	50.7	(382.9)	(34.1)
Strategic Assets REP EBT		(0.9)	(1.7)	3.3	(26.5)	(603.8)
Total Segment-basis REP EBT		23.0	109.7	62.2	(481.9)	(680.1)
Less: Real Estate Affiliates REP EBT			(3.7)	(12.2)	(10.7)	11.2
		23.0	106.0	50.0	(492.6)	(668.9)
General and administrative		(11.2)	(34.4)	(32.3)	(21.5)	(23.0)
Corporate interest income		2.7	10.2	8.6	0.2	-
Warrant liability gain		(33.0)	(185.0)	101.6	(140.9)	-
Benefit from income taxes		(2.5)	(6.9)	18.3	633.5	24.0
Reduction in tax indemnity receivable		(1.9)	(20.3)	-	-	-
Equity in earnings of Real Estate Affiliates		-	3.7	8.6	9.4	(28.2)
Investment in real estate basis adjustment		-	-	(6.1)	-	-
Reorganization items		-	-	-	(57.3)	(6.7)
Corporate depreciation		(0.3)	(0.8)	(0.2)	(0.0)	(0.0)
Net income (loss) from continuing operations		$ (23.2)	$ (127.5)	$ 148.5	$ (69.2)	$ (702.9)

REP EBT is defined as net income (loss) from continuing operations excluding general and administrative expenses, corporate interest income and depreciation expense, investment in real estate basis adjustment, benefit from income taxes, warrant liability gain (loss), reorganization items and the effects of the previously mentioned items within our equity in earnings (loss) from Real Estate Affiliates.

(a) Represents consolidated Retail, Office, Resort and Conference Center NOI.
Please refer to Item 7 -- Management's Discussion and Analysis of Financial Condition and Results of Operations to the Company's 10-K for the year ended December 31, 2011.

Equity Method Operating Assets NOI - Non-consolidated	(a)	$ 0.7	$ 4.8	$ 7.0	$ 4.2	$ 4.0
Adjustments to NOI	(b)	(0.0)	(1.5)	(3.9)	(1.9)	(0.5)
Non-consolidated Equity Method Assets REP EBT		0.7	3.3	3.1	2.3	3.5
Less: Joint venture partners' share of REP EBT		(0.5)	(2.0)	(3.1)	(2.6)	(2.6)
Equity in earnings from real estate affiliates		0.2	1.3	0.0	(0.3)	0.9
Distributions from Summerlin Hospital investment		2.5	2.4	3.9	-	1.3
Equity in earnings from Real Estate Affiliates - Operating Assets		2.7	3.7	3.9	(0.3)	2.2
Total Income-Producing Properties NOI						
Income-Producing Operating Assets NOI		14.3	59.2	51.7	48.6	47.3
Income-Producing Equity Method Investments NOI (company share)	(c)	0.3	2.8	3.9	1.6	1.4
Total Income-Producing Properties NOI		$ 14.6	$ 62.0	$ 55.6	$ 50.2	$ 48.7

(a) Represents Millennium Waterway apartments, Woodlands Sarofim #1, Stewart Title and Forestview/Timbermill apartments NOI. Please refer to Item 7 -- Management's Discussion and Analysis of Financial Condition and Results of Operations to the Company's 10-K for the year ended December 31, 2011.
(b) Includes straight-line and market lease amortization, depreciation and amortization and non-real estate taxes.
(c) Represents our 83.55% economic share of Millennium Waterway apartments, 20% share of Woodlands Sarofim #1, 50% share of Stewart Title and 50% share of Forestview/Timbermill apartments NOI.

Reconciliation of Total Acreage Land Sales Revenue to Total Land Sales Revenue - GAAP Basis

($ in millions)

		Q1 2013	2012	2011	2010	2009
Total acreage land sales revenue		44.703	$ 180.4	$ 150.3	$ 124.3	$ 100.4
Deferred revenue		-1.604	(2.1)	(0.5)	4.0	(3.4)
Deferred revenue - The Woodlands		0	-	6.2	-	-
Special Improvement District revenue		4.127	4.3	5.4	0.7	0.2
Total segment land sales revenue		47.2	182.6	161.4	129.0	97.3
Less: Real Estate Affiliates land sales revenue	(a)	-	-	(47.9)	(91.0)	(62.7)
Total land sales revenue - GAAP basis		$ 47.2	$ 182.6	$ 113.5	$ 38.1	$ 34.6

(a) Represents The Woodlands land sale revenue when it was a Real Estate Affiliate and was accounted for as a non-consolidated investment.